UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025

UNIFIRST CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-08504	04-2103460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Jonspin Road, Wilmington, Massachusetts	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (978) 658-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of UniFirst Corporation (the “Company”) held on December 15, 2025, the Company’s shareholders voted on and approved (1) the election of Joseph M. Nowicki and Steven S. Sintros as Class II Directors, each to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 24, 2025 (the “Proxy Statement”), and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026. The votes cast by the holders of the Company’s Common Stock and Class B Common Stock on each of the foregoing proposals were as follows:

Proposal 1: Election of two Class II Directors, each to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

	Common Stock			Class B Common Stock			Total
	For	Withheld	Broker Non-Votes	For	Withheld	Broker Non-Votes	For	Withheld	Broker Non-Votes
Joseph M. Nowicki	2,691,671	9,867,619	231,310	34,775,040	727,610	—	37,466,711	10,595,229	231,310
Steven S. Sintros	3,413,929	9,125,361	251,310	34,775,040	727,610	—	38,188,969	9,852,971	251,310
Arnaud Ajdler	8,587,063	3,939,845	263,692	727,610	34,775,040	—	9,314,673	38,714,885	263,692
Michael A. Croatti	8,940,474	3,527,269	322,897	727,610	34,775,040	—	9,668,084	38,302,269	322,897

Based on the votes set forth above, Joseph M. Nowicki and Steven S. Sintros were duly elected as a Class II Director to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

Proposal 2: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as more fully described in the Proxy Statement.

Common Stock				Class B Common Stock				Total
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
10,102,998	2,184,433	258,609	244,560	34,775,040	727,610	—	—	44,878,038	2,912,043	258,609	244,560

Based on the votes set forth above, the compensation of the Company’s named executive officers as more fully described in the Proxy Statement was duly approved by the Company’s shareholders.

Proposal 3: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026.

Common Stock				Class B Common Stock				Total
For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes	For	Against	Abstain	Broker Non-Votes
12,511,886	163,047	115,667	—	35,502,650	—	—	—	48,014,536	163,047	115,667	—

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026, was duly ratified by the Company’s shareholders.

Item 8.01 Other Events.

On December 16, 2025, the board of directors (the “Board”) appointed Mr. Nowicki as Chairman of the Board effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFIRST CORPORATION

Date: December 18, 2025	By:	/s/ Shane O’Connor
Shane O’Connor
Executive Vice President and Chief Financial Officer